UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2015

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6801 Rockledge Drive
Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 20, 2015, Lockheed Martin Corporation issued a news release reporting its financial results for the quarter ended June 28, 2015. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

On July 20, 2015, Lockheed Martin issued a news release announcing that it had entered into a definitive agreement with United Technologies Corporation to acquire Sikorsky Aircraft, a global company engaged in the design, manufacture and support of military and commercial helicopters (the “Transaction”).  In the news release, Lockheed Martin separately announced that it would be conducting a strategic review of alternatives for its government IT and technical services businesses, primarily in the Information Systems & Global Solutions business area and a portion of the Missiles and Fire Control business area.  The strategic review is expected to result in a spin-off to stockholders or sale of these businesses.  On July 20, 2015, Lockheed Martin also posted an investor presentation regarding the Transaction and the strategic review to its website.  A copy of the news release and the presentation are attached as Exhibit 99.2 and Exhibit 99.3 and are incorporated herein by reference.

Forward Looking Statements

This current report on Form 8-K contains statements which, to the extent they are not recitations of historical fact, constitute forward-looking statements within the meaning of the federal securities laws, and are based on Lockheed Martin's current expectations and assumptions, including, among other things, statements regarding the Transaction and the expected benefits of the Transaction, including expected synergies and costs savings and the potential for growth and expanded capabilities and customer relationships as a result of the Transaction; statements related to the plans, strategies and objectives of the Corporation for future operations, including statements related to a strategic review of alternatives for its government IT and technical services businesses, or the terms, timing or structure of any transaction involving such businesses (or whether any such transaction will take place at all); the future performance of the Corporation or of any such businesses if any such transaction is completed; and future and estimated sales, earnings, cash flows, charges, expenditures, dividends and share repurchases of the Corporation.  The words "believe," "estimate," "anticipate," "project," "intend," "expect," "plan," "outlook," "scheduled," "forecast," and similar expressions are intended to identify forward-looking statements.  There can be no assurance that any transaction or future events will occur as anticipated, if at all, or that actual results will be as expected.  These statements are not guarantees of future performance and are subject to risks and uncertainties.  Actual results may differ materially due to factors such as: the failure to obtain, delays in obtaining, or adverse conditions contained in any required regulatory or other approvals for consummation of the Transaction; the failure to consummate or a delay in consummating the Transaction for other reasons; the failure by the Corporation to obtain  the necessary debt to finance the purchase price of the Transaction on favorable terms or at all; the failure of the Corporation to realize the intended tax benefits from the Transaction; the Corporation's business or the Sikorsky Aircraft Business being disrupted due to transaction-related uncertainty; the Corporation being unable to successfully integrate the Sikorsky Aircraft Business and generate synergies and other cost savings; the risk of litigation relating to any transaction; competitive responses to any transaction; unexpected costs, charges or expenses resulting from any transaction; potential adverse reactions or changes to business relationships from the announcement or completion of any transaction; risks and uncertainties related to a potential separation of, or any other transaction related to, the Corporation's government IT and technical services businesses; the availability of funding for the Corporation's products and services both domestically and internationally due to general economic conditions, performance, cost and other factors; the effect of capitalization changes (such as share repurchase activity, accelerated pension funding, stock option exercises, or debt levels); and the competitive environment for the Corporation's products and services.   These are only some of the factors that may affect the forward-looking statements contained in this current report on Form 8-K. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward-looking statements, see the Corporation's filings with the SEC including, but not limited to, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in the Corporation's Annual Report on Form 10-K for the year ended Dec. 31, 2014 and quarterly reports on Form 10-Q. The Corporation's filings may be accessed through the Investor Relations page of its website, www.lockheedmartin.com/investor, or through the website maintained by the SEC at www.sec.gov.  Except where required by applicable law, the Corporation expressly disclaims a duty to provide updates to forward-looking statements after the date of this Form 8-K to reflect subsequent events, changed circumstances, changes in expectations, or the estimates and assumptions associated with them. The forward-looking statements in this Form 8-K are intended to be subject to the safe harbor protection provided by the federal securities laws.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Lockheed Martin Corporation News Release dated July 20, 2015 (earnings release reporting Lockheed Martin Corporation’s financial results for the quarter ended June 28, 2015).

99.2	News Release dated July 20, 2015 issued by Lockheed Martin Corporation.

99.3	Investor presentation dated July 20, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: July 20, 2015	By:	/s/ Brian P. Colan
Brian P. Colan
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Lockheed Martin Corporation News Release dated July 20, 2015 (earnings release reporting Lockheed Martin Corporation’s financial results for the quarter ended June 28, 2015).

99.2	News Release dated July 20, 2015 issued by Lockheed Martin Corporation.

99.3	Investor presentation dated July 20, 2015.